Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002


I, Thomas Cooke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Saratoga Resources, Inc. on Form 10-KSB for the year ended December 31, 1999 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Saratoga Resources, Inc.


                                           By:    /s/ Thomas Cooke
                                                  _____________________________
                                           Name:  Thomas Cooke
                                           Title: Chief Executive Officer and
                                                  Chief Financial Officer
                                           Dated: July 8, 2005